NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 8, 2016

TO THE SUMMARY PROSPECTUS DATED AUGUST 31, 2016

Effective immediately, Douglas J. White is no longer a portfolio manager for Nuveen All-American Municipal Bond Fund and Timothy T. Ryan is added as a portfolio manager for the fund. John V. Miller will continue to serve as portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-AAS-1116P